UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2020

Item 1. Report to Stockholders.

TCM Small Cap Growth Fund

SEMI-ANNUAL REPORT

TCM Small Cap Growth Fund

March 31, 2020

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the TCM Small Cap Growth Fund (the “Fund”) will send a notice, either by mail or e-mail, each time the Fund's updated report is available on our website (www.tyghcap.com/mutual-fund). Investors enrolled in electronic delivery will receive the notice by e-mail, with links to the updated report and do not need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021 will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling (800) 536-3230.

TCM SMALL CAP GROWTH FUND

Table of Contents

Performance Discussion	2
Performance	7
Fund Information	8
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Fund Expense Example	23
Additional Information	25
Privacy Notice	26

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited)

May 18, 2020

Dear Fellow Shareholder:

Thank you for your investment in the Fund.  This is the semi-annual report to shareholders of the Fund, covering the six months ended March 31, 2020, which is the first half of the Fund’s fiscal year.  The report includes a discussion of the factors that impacted the performance of the Fund for the period, as well as information on Fund expenses and holdings.

Performance Overview.  The performance of the Fund for the following periods was:

			6 Months Ended
	4Q 2019	1Q 2020	3/31/2020
TCM Small Cap Growth Fund	7.66%	-26.02%	-20.36%
Russell 2000® Growth Index	11.39%	-25.76%	-17.31%
Lipper Small Cap Growth Average	9.43%	-23.80%	-16.71%

For longer term performance, please refer to the Average Annual Returns table at the end of this letter.

Performance Attribution – Six Months Ended March 31, 2020.  Below is a summary of performance attribution for the past two quarters.

Fourth Quarter 2019.  The rally in small cap stocks in the fourth quarter was driven by a narrow set of stocks in the Russell 2000® Growth Index (the “Benchmark”). Of the 24 industry groups represented in the Benchmark, only two of them (biopharma and health care equipment and services) outperformed the Benchmark.  And to make the situation even more difficult for active managers, the stocks that performed the best in the biopharma industry group were companies with little or no revenue or products in development stage or stocks with the highest valuations.  Much of this fervor was based on record merger and acquisition activity in the biotech space during the quarter.  The Fund underperformed for the quarter based on stock selection relative to the Benchmark in biotech and health care equipment and services stocks, as our positions didn’t keep up with the high flyers for the period.  In addition, our underweight to biotech and pharmaceutical stocks hurt in a quarter in which most other industry groups underperformed.

For the year ended December 31, 2019, the Fund had strong stock selection in consumer discretionary, industrials, technology, financials and communication services, offset by the selection effect in health care as discussed above.  The effect of our sector weights for 2019 was also positive due to our overweight to technology and industrials and our underweight to staples, communication services, real estate

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

and materials, all of which were relative underperformers.  While our underweight to biopharma was a negative for the year, it was offset by the positive effect of our significant overweight to the life sciences industry within the health care sector.

First Quarter 2020. The year started out on a relatively positive note with the Federal Reserve (the “Fed”) continuing its accommodative stance, strong employment numbers, positive consumer sentiment and a moderation in the trade dispute with China.  While uncertainty appeared on the horizon, particularly as we headed into the national election season, recession risk looked low for 2020 absent an exogenous adverse event.  Unfortunately, the COVID-19 pandemic was just that kind of an event, bringing with it the potential to upend lives and global economies at a magnitude and speed not seen in our lifetimes.  As discussed below, the jury is still out on the lasting impact of the pandemic and while there are reasons for optimism that countries will ultimately be able to manage the economic pain, the disruption to markets and economies was historic in the first quarter.  We shall leave it to others to cite the numerous negative records set by the financial markets as those headlines seem abundant; but suffice it to say the sell-off was historic as investors reacted to the unknown transmission and morbidity rates of COVID-19, as well as its possible impacts on global economies, supply chains, cancelled events, and overall confidence.  The bond markets were equally affected, with yields on 2- and 10-Year Treasuries falling 36% and 23%, respectively, during the first week of the sell-off to historic lows.  To compound the problem, the Organization of the Petroleum Exporting Countries (“OPEC”) and Russians engaged in a price war spat that cut the price of oil in half before the full extent of the pandemic was recognized.  Even with a “lets act like adults” agreement over production cuts (reached in recent weeks), demand destruction due to economic uncertainty will keep pressure on oil prices, and its attendant impact on producers and servicers, for months to come.

While the federal and state policy decisions were arguably slow to respond to the threat of COVID-19, the financial markets reacted swiftly as historic market declines started in earnest by the third week of February.  The U.S. monetary and fiscal responses were appropriately aggressive in recognition of the potential economic impact of the virus.  The Fed cut its federal funds rate by 1.00%, bringing the new range to 0%-0.25%, expanded its balance sheet with significant purchases of U.S. Treasuries and mortgage-backed securities, and used nearly $2 trillion to stabilize the repo market, which is critical to operations of cash funding markets.  The fiscal response was the CARES Act, a massive $2.2 trillion stimulus package that used a patchwork of aid programs including individual stimulus checks, enhanced unemployment benefits and forgivable small business loans intended to cover payrolls and other expenses for two months.  Although it is still unknown how effective these countermeasures will be, it will help mitigate the impact of shutting down the economy.

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

Volatility was relentless during the sell-off which we believe was dominated by hedge funds and algorithm driven selling that operate in a feedback loop.  As the dust settled, health care and technology stocks in the Benchmark held up better than the other large sectors of the economy that are more economically sensitive, such as industrials, materials, consumer discretionary, and real estate.  Energy took the largest hit, down over 60% in the Benchmark, as stocks saw a double whammy of demand destruction and a price war between OPEC and Russia.  The Fund outperformed for March, resulting in only a slight lag to the Benchmark for the quarter, which wasn’t particularly satisfying.  Slightly negative stock selection was offset by slightly positive sector allocation for the quarter.  Our economically sensitive positions in technology and industrials hurt us but we were helped by strong selection in health care and financials.  The effect of our sector weights was slightly positive due to cash and our overweight to technology and underweight to materials.

Top and Bottom Contributing Stocks.  The top and bottom five contributing stocks to absolute performance for the six months ended March 31, 2020 were:

	Average	Contribution
Top Five	Weight (%)	to Return (%)
Teladoc Health, Inc. (virtual healthcare)	1.54	1.34
Repligen Corp. (bioprocessing products)	2.01	0.38
Cardlytics, Inc. (digital channel
advertising platform for financial institutions)	0.16	0.24
LHC Group, Inc. (post-acute health care services)	0.73	0.14
Churchill Downs, Inc.
(gaming entertainment company)	0.69	0.14

	Average	Contribution
Bottom Five	Weight (%)	to Return (%)
Chart Industries, Inc. (gas storage systems)	2.06	-1.23
Ligand Pharmaceuticals, Inc.
(biopharmaceutical company)	1.21	-1.01
MasTec, Inc. (infrastructure engineering
and construction company)	1.60	-0.94
WillScot Corp. (temporary portable workspaces)	2.84	-0.92
Brinker International, Inc.
(casual dining restaurants)	1.46	-0.84

The COVID-19 pandemic and the lockdown responses by governments worldwide to control transmission and morbidity rates are a once in a lifetime event having severe consequences to both human life and economic wellbeing.  There are three aspects of the pandemic that will need to be successfully navigated and that will determine the duration and depth of its impact on the economy and stock

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

market.  We are optimistic that progress has been made on two of the three.  First, while there can be debate about the timing and efficacy of the different responses by countries and states, it is clear the stay-at-home orders are helping to “flatten the curve,” an important concept that shows progress in containment and saving lives.  Second, the quick monetary policy actions by the Fed have served to help avoid a structural financial crisis driven by a lack of liquidity and short-term price dislocations in the credit markets.  As a result, we have not seen the global bond market effectively stop functioning like we did during the 2008 financial crisis.  The last of the three components to resolve is the successful reopening of U.S. and global economies.  The mass hold on economic activity will have a significant and unavoidable impact on gross domestic product.  Fiscal stimulus and monetary policies that support the credit markets will mitigate some of that decline, but the pain will not be preventable.

With the efforts to slow the spread of COVID-19 showing signs of success, federal and state authorities are beginning in earnest to devise plans to reopen the economy.  As expected with an economic shutdown of this magnitude, the spike in unemployment is severe as businesses try to manage their operating expenses and balance sheets.  The cliché that the cure can’t be worse than the disease clearly has application here and the details on opening the economy are the subject of vigorous debate, particularly on timing.  However, the basic elements of those plans include accurate and readily available testing (both for COVID-19 and for antibodies to help determine if someone has had it); a measured state-by-state reopening based on some level of continued distancing and protection measures (e.g., masks, group size limitations, staggered work schedules); and continued efforts and success in developing therapeutics for serious cases, and ultimately a vaccine.  The speed and degree of normalization will depend on our success in getting testing capabilities to not only point of care facilities but also ultimately to business sites where there are significant numbers of employees.  The obvious risk of a failure in these plans is a second wave of infections causing us to revert back to our current state of physical distancing.  While the mechanics of reopening the economy are primarily driven by medical considerations and data, the effort to restart the economy will fall on federal and state shoulders.  It appears that legislators are ready to take additional steps (although the burden placed on future deficits and taxpayers will have its own problems) to make the inevitable recession as short as possible.  Moreover, the Fed has recently made a massive liquidity commitment to support small businesses and high yield and municipal credit markets.

The equity markets have staged a nice relief rally off the March 23 low but are likely to remain unsettled during the reopen and restart process as investors struggle to determine the economic path.  We think that is an elusive milestone given the unknown duration and magnitude of this pandemic on revenues and earnings for a

TCM SMALL CAP GROWTH FUND

PERFORMANCE DISCUSSION (Unaudited) (Continued)

great majority of companies.  Our investment team’s main objective is to not over or underreact to the daily volatility, but rather sell or trim positions that we believe have the most earnings and, in particular, balance sheet risk, and gradually add to or buy new positions in companies whose stocks are down but have less impact to their fundamentals.  Many of the firm’s employees have been working from home with no impact on our operations, systems, and ability to manage Fund or client assets.  We have been prepared for this type of workplace event and have seen no disruption to our business.

Thank you for your continued confidence and trust in managing your assets.

Sincerely,

Richard J. Johnson	Jeff B. Curtis
Chief Investment Officer	President

This material must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Fund, including investment objectives, risks and expenses.

Past performance is no guarantee of future results.

This report reflects our views, opinions and portfolio holdings as of March 31, 2020 the end of the reporting period.  These views are subject to change at any time based on market and other conditions and we disclaim any responsibility to update these views.  The views should not be relied on as investment advice or an indication of trading intent on behalf of the Fund.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments for a complete listing of Fund holdings.

Lipper Analytical Services, Inc. is an independent mutual fund research and ranking agency.  Each Lipper average represents a universe of funds with similar investment objectives.  The Russell 2000® Growth Index is an unmanaged index representing those Russell 2000® Index companies with higher price-to-book ratios and future projected earnings according to the Frank Russell Company.  One cannot invest directly in an index.  The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation.

Mutual fund investing involves risk, principal loss is possible. The Fund invests in smaller  companies, which involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater in emerging markets. Growth-oriented funds may underperform when value investing is in favor.  Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Quasar Distributors, LLC, Distributor

TCM SMALL CAP GROWTH FUND

VALUE OF $10,000 VS. RUSSELL 2000® GROWTH INDEX (Unaudited)

Average Annual Returns for the periods ended March 31, 2020:

	One	Three	Five	Ten	Since Inception
	Year	Year	Year	Year	(10/1/2004)
TCM Small Cap Growth Fund	-17.18%	2.55%	4.39%	9.78%	8.69%
Russell 2000® Growth Index	-18.58%	0.10%	1.70%	8.89%	7.27%
Lipper Small Cap Growth Average	-16.89%	2.48%	3.05%	9.06%	7.68%

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2004, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 536-3230.

TCM SMALL CAP GROWTH FUND

FUND INFORMATION at March 31, 2020 (Unaudited)

Basic Fund Facts
Ticker Symbol	TCMSX
Inception Date	10/1/04
Total Net Assets	$351 million
Total Operating Expenses(1)	0.94%

(1)
Tygh Capital Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or pay the Fund’s expenses (excluding interest expense in connection with investment activities, taxes, Acquired Fund Fees and Expenses and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses to 0.95% of average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least January 31, 2021 and may continue for an indefinite period thereafter as determined by the Board of Trustees (the “Board”). The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. The Expense Cap may be terminated at any time by the Board upon 60 days’ notice to the Advisor, or by the Advisor with the consent of the Board. The total operating expenses represents what investors have paid as of the prospectus dated January 28, 2020. Please see the Fund’s Financial Highlights in this report for the most recent expense ratio.

Top Ten Holdings (% of net assets)
Bio-Rad Laboratories, Inc. - Class A	3.6%	Omnicell, Inc.	2.2%
Kinsale Capital Group, Inc.	2.9%	Genpact Ltd.	2.2%
CACI International, Inc	2.8%	Teladoc Health, Inc.	2.1%
Repligen Corp	2.7%	Onto Innovation, Inc.	2.1%
Ligand Pharmaceuticals, Inc.	2.3%	HMS Holdings Corp.	2.1%

Sector Allocation (% of net assets)

(2)	Cash equivalents and other assets in excess of liabilities.

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited)

Shares		Value
COMMON STOCKS - 91.8%

Aerospace & Defense - 2.0%
105,744	Kratos Defense
	& Security
	Solutions, Inc.(1)	$1,463,497
79,437	Mercury Systems, Inc.(1)	5,667,036
		7,130,533
Banks - 0.7%
85,637	Western Alliance
	Bancorp	2,621,349

Biotechnology - 5.5%
104,139	Emergent
	BioSolutions, Inc.(1)	6,025,482
112,867	Ligand
	Pharmaceuticals, Inc.(1)	8,207,688
171,509	Natera, Inc.(1)	5,121,259
		19,354,429
Building Products - 0.4%
15,594	Trex Co., Inc.(1)	1,249,703

Capital Markets - 0.6%
165,981	Blucora, Inc.(1)	2,000,071

Chemicals - 0.2%
19,906	Ingevity Corp.(1)	700,691

Commercial Services & Supplies - 4.3%
181,842	Casella Waste Systems,
	Inc. - Class A(1)	7,102,749
99,082	Clean Harbors, Inc.(1)	5,086,870
119,496	Healthcare Services
	Group, Inc.	2,857,149
		15,046,768
Communications Equipment - 1.8%
568,735	Viavi Solutions, Inc.(1)	6,375,519

Construction & Engineering - 5.5%
146,100	Construction Partners,
	Inc. - Class A(1)	2,467,629
205,132	Quanta Services, Inc.	6,508,839
355,190	Sterling Construction
	Co., Inc.(1)	3,374,305
685,972	WillScot Corp. -
	Class A(1)	6,948,896
		19,299,669
Diversified Consumer Services - 1.8%
44,091	Strategic Education, Inc.	6,162,158

Electronic Equipment,
Instruments & Components - 2.6%
39,440	Fabrinet(1)	2,151,846
19,100	Littelfuse, Inc.	2,548,322
133,780	National
	Instruments Corp.	4,425,443
		9,125,611
Health Care Equipment & Supplies - 1.0%
37,191	LeMaitre Vascular, Inc.	926,799
37,958	Novocure Ltd.(1)	2,556,092
		3,482,891
Health Care Providers & Services - 5.3%
21,871	Amedisys, Inc.(1)	4,014,203
7,668	Chemed Corp.	3,321,778
106,168	HealthEquity, Inc.(1)	5,371,039
42,134	LHC Group, Inc.(1)	5,907,187
		18,614,207
Health Care Technology - 6.4%
287,497	HMS Holdings Corp.(1)	7,265,049
119,685	Omnicell, Inc.(1)	7,848,942
47,859	Teladoc Health, Inc.(1)	7,418,624
		22,532,615
Hotels, Restaurants & Leisure - 0.9%
35,770	Marriott Vacations
	Worldwide Corp.	1,988,097
28,900	Texas Roadhouse, Inc.	1,193,570
		3,181,667
Household Durables - 3.0%
27,073	Cavco Industries, Inc.(1)	3,923,961
239,632	Hooker Furniture Corp.	3,740,655
186,989	Skyline Champion
	Corp.(1)	2,931,988
		10,596,604
Insurance - 2.9%
95,715	Kinsale Capital
	Group, Inc.	10,005,089

The accompanying notes are an integral part of these financial statements

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited) (Continued)

Shares		Value
COMMON STOCKS - 91.8% (Continued)

IT Services - 10.5%
45,789	CACI
	International, Inc.(1)	$9,668,347
20,015	Euronet
	Worldwide, Inc.(1)	1,715,686
43,166	ExlService
	Holdings, Inc.(1)	2,245,927
258,474	Genpact Ltd.	7,547,441
116,495	MAXIMUS, Inc.	6,780,009
94,128	Perspecta, Inc.	1,716,895
19,590	WEX, Inc.(1)	2,048,134
116,383	WNS Holdings
	Ltd. - ADR(1)	5,002,141
		36,724,580
Leisure Products - 0.3%
42,368	Malibu Boats,
	Inc. - Class A(1)	1,219,775

Life Sciences Tools & Services - 11.5%
36,212	Bio-Rad Laboratories,
	Inc. - Class A(1)	12,694,479
29,304	Bio-Techne Corp.	5,556,624
50,580	Charles River Laboratories
	International, Inc.(1)	6,383,702
74,637	PRA Health
	Sciences, Inc.(1)	6,197,856
97,537	Repligen Corp.(1)	9,416,222
		40,248,883
Machinery - 2.6%
10,768	Alamo Group, Inc.	955,983
169,582	Chart Industries, Inc.(1)	4,914,486
44,701	Kadant, Inc.	3,336,930
		9,207,399
Marine - 0.8%
63,346	Kirby Corp.(1)	2,753,651

Media - 0.5%
29,852	Nexstar Media
	Group, Inc.	1,723,356

Professional Services - 1.1%
113,874	ASGN, Inc.(1)	4,022,030

Road & Rail - 1.0%
163,693	TFI International, Inc.	3,615,978

Semiconductors &
Semiconductor Equipment - 7.4%
310,653	Lattice
	Semiconductor Corp.(1)	5,535,837
54,950	MKS Instruments, Inc.	4,475,678
248,506	Onto Innovation, Inc.(1)	7,373,173
73,281	Silicon Motion
	Technology Corp. - ADR	2,686,481
369,973	Tower
	Semiconductor Ltd.(1)	5,889,970
		25,961,139
Software - 5.7%
29,632	Guidewire
	Software, Inc.(1)	2,350,114
36,456	Nice Ltd. - ADR(1)	5,233,623
73,252	Pegasystems, Inc.	5,217,740
24,651	The Trade Desk,
	Inc. - Class A(1)	4,757,643
72,141	Workiva, Inc. -
	Class A(1)	2,332,319
		19,891,439
Textiles, Apparel & Luxury Goods - 1.3%
65,381	Columbia Sportswear Co.	4,561,632

Trading Companies & Distributors - 4.2%
143,179	Applied Industrial
	Technologies, Inc.	6,546,144
238,077	H&E Equipment
	Services, Inc.	3,494,970
62,534	SiteOne Landscape
	Supply, Inc.(1)	4,603,753
		14,644,867
TOTAL COMMON STOCKS
(Cost $328,577,368)		322,054,303
EXCHANGE-TRADED FUNDS - 1.8%
80,862	SPDR S&P Biotech ETF	6,261,953
TOTAL EXCHANGE-TRADED FUNDS
(Cost $6,613,813)		6,261,953

The accompanying notes are an integral part of these financial statements

TCM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at March 31, 2020 (Unaudited) (Continued)

Shares		Value
REAL ESTATE
INVESTMENT TRUSTS - 1.8%
104,558	CyrusOne, Inc.	$6,456,456
TOTAL REAL ESTATE
INVESTMENT TRUSTS
(Cost $6,289,475)		6,456,456

SHORT-TERM INVESTMENTS - 4.2%

Money Market Funds - 4.2%
14,789,523	First American Treasury
	Obligations Fund -
	Class X, 0.320%(2)	14,789,523
TOTAL SHORT-TERM INVESTMENTS
(Cost $14,789,523)		14,789,523
TOTAL INVESTMENTS
IN SECURITIES - 99.6%
(Cost $356,270,179)		349,562,235
Other Assets in Excess
of Liabilities - 0.4%		1,239,106
TOTAL NET ASSETS - 100.0%		$350,801,341

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Annualized seven-day effective yield as of March 31, 2020.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2020 (Unaudited)

ASSETS
Investments in securities, at value (cost $356,270,179) (Note 2)	$349,562,235
Receivables:
Investment securities sold	3,373,078
Fund shares sold	1,903,242
Dividends and interest	91,808
Prepaid expenses	16,178
Total assets	354,946,541

LIABILITIES
Payables:
Investment securities purchased	3,774,615
Fund shares redeemed	43,117
Investment advisory fees	233,200
Administration fees	44,489
Fund accounting fees	15,161
Audit fees	13,250
Custody fees	6,931
Trustee fees	5,064
Transfer agent fees	3,779
Chief Compliance Officer fees	1,667
Other accrued expenses	3,927
Total liabilities	4,145,200
NET ASSETS	$350,801,341
Net Asset Value (unlimited shares authorized):
Net assets	$350,801,341
Shares of beneficial interest issued and outstanding	13,002,326
Net asset value, offering and redemption price per share	$26.98

COMPONENTS OF NET ASSETS
Paid-in capital	$357,128,716
Total distributable (accumulated) earnings (losses)	(6,327,375)
Net assets	$350,801,341

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2020 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $4,563)	$954,715
Interest	110,731
Total investment income	1,065,446

EXPENSES
Investment advisory fees	1,735,502
Administration fees	139,338
Fund accounting fees	46,502
Custody fees	17,650
Audit fees	13,250
Registration fees	12,211
Transfer agent fees	11,402
Trustees fees	10,181
Miscellaneous expenses	7,771
Reports to shareholders	6,461
Chief Compliance Officer fees	5,500
Legal fees	3,869
Insurance expenses	1,901
Total expenses	2,011,538
Net investment income (loss)	(946,092)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	4,466,429
Change in net unrealized appreciation/depreciation on investments	(88,224,365)
Net realized and unrealized gain (loss) on investments	(83,757,936)
Net increase (decrease) in
net assets resulting from operations	$(84,704,028)

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	March 31, 2020	Year Ended
	(Unaudited)	September 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(946,092)	$(1,562,167)
Net realized gain (loss) on investments	4,466,429	7,535,830
Change in net unrealized appreciation/
depreciation on investments	(88,224,365)	(20,621,579)
Net increase (decrease) in net assets
resulting from operations	(84,704,028)	(14,647,916)

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions	(6,335,246)	(45,566,799)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares(1)	8,745,487	40,021,562
Total increase (decrease) in net assets	(82,293,787)	(20,193,153)

NET ASSETS
Beginning of period/year	433,095,128	453,288,281
End of period/year	$350,801,341	$433,095,128

(1) Summary of share transactions is as follows:

	Six Months Ended
	March 31, 2020		Year Ended
	(Unaudited)		September 30, 2019
	Shares	Value	Shares	Value
Shares sold	1,479,076	$44,159,324	2,367,033	$75,100,172
Shares issued in
reinvestment of
distributions	175,111	6,261,981	1,531,816	45,081,334
Shares redeemed	(1,255,281)	(41,675,818)	(2,415,403)	(80,159,944)
Net increase (decrease)	398,906	$8,745,487	1,483,446	$40,021,562

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months Ended
	March 31, 2020		Year Ended September 30,
	(Unaudited)		2019	2018	2017	2016	2015
Net asset value,
beginning of period/year	$34.36		$40.76	$37.62	$28.94	$31.00	$34.25

INCOME FROM INVESTMENT OPERATIONS
Net investment
income (loss)(1)	(0.08)		(0.12)	(0.20)	(0.21)	(0.12)	(0.14)
Net realized and unrealized
gain (loss) on investments	(6.79)		(2.17)	8.74	8.89	2.60	1.96
Total from
investment operations	(6.87)		(2.29)	8.54	8.68	2.48	1.82

LESS DISTRIBUTIONS
From net realized gain	(0.51)		(4.11)	(5.40)	—	(4.54)	(5.07)
Total distributions	(0.51)		(4.11)	(5.40)	—	(4.54)	(5.07)
Paid-in capital from
redemption fees(2)	—		—	—	—	0.00 (3)	0.00 (3)
Net asset value,
end of period/year	$26.98		$34.36	$40.76	$37.62	$28.94	$31.00
Total return	(20.36	)%(4)	(3.92)%	26.09%	29.99%	8.42%	5.17%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of
period/year (millions)	$350.8		$433.1	$453.3	$370.8	$269.6	$254.2
Portfolio turnover rate	52	%(4)	121%	126%	139%	134%	137%
Ratio of expenses
to average net assets	0.93	%(5)	0.93%	0.93%	0.95%	0.95%	0.93%
Ratio of net investment gain
(loss) to average net assets	(0.44	)%(5)	(0.37)%	(0.55)%	(0.62)%	(0.44)%	(0.41)%

(1)	Calculated using average shares outstanding method.
(2)	Effective January 29, 2016 the 1.00% redemption fee was eliminated.
(3)	Does not round to $0.01 or $(0.01) per share, as applicable.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

The TCM Small Cap Growth Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on October 1, 2004.

The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges, are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2020 (Unaudited) (Continued)

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

	Level 1	Level 2	Level 3	Total
Common Stocks	$322,054,303	$—	$—	$322,054,303
Exchange-Traded Funds	6,261,953	—	—	6,261,953
Real Estate
Investment Trusts	6,456,456	—	—	6,456,456
Short-Term Investments	14,789,523	—	—	14,789,523
Total Investments
in Securities	$349,562,235	$—	$—	$349,562,235

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2020 (Unaudited) (Continued)

B.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. As of the Fund’s prior fiscal year end of September 30, 2019, the Fund had late year losses of $1,525,734 and no post October losses. As of the Fund’s prior fiscal year end of September 30, 2019, there were no capital loss carryovers for the Fund.

As of March 31, 2020, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends are provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2020 (Unaudited) (Continued)

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share. The Fund charged a 1.00% redemption fee on shares held less than 60 days; however, effective January 29, 2016, the redemption fee was eliminated. This fee was deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retained the fee charged as paid-in capital and such fees became part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time Tygh Capital Management, Inc. (the “Advisor”) determines that the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

I.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2020 (Unaudited) (Continued)

result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures.

J.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Tygh Capital Management, Inc. (the “Advisor”), provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.80% based upon the average daily net assets of the Fund. The amount of investment advisory fees incurred by the Fund for the six months ended March 31, 2020 is disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 0.95% of the Fund’s average daily net assets. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Advisor. Any fees waived and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third year following the period to which the fee waiver and/or

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2020 (Unaudited) (Continued)

expense absorption relates, provided the aggregate amount of the Fund’s current operating expenses for such period does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board review and approval. Amounts due from the Advisor are paid monthly to the Fund, if applicable. For the six months ended March 31, 2020, the Advisor did not waive any fees or reimburse expenses.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The Officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund to Fund Services for these services for the six months ended March 31, 2020, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor” or “Quasar”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar, the Fund’s distributor, from Fund Services. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with Fund Services. The Board of the Fund has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.  U.S. Bank N.A. serves as custodian to the Fund and is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2020, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, were $221,506,028 and $215,731,033, respectively.

There were no purchases or sales of long-term U.S. Government securities for the six months ended March 31, 2020.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended March 31, 2020 (estimated), and the year ended September 30, 2019, were as follows:

Distributions paid from:	March 31, 2020	September 30, 2019
Ordinary income	$ —	$26,835,184
Long-term capital gain	6,335,246	18,731,587

TCM SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS – March 31, 2020 (Unaudited) (Continued)

As of the Fund’s prior fiscal year end of September 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(1)	$356,025,775
Gross tax unrealized appreciation	91,003,347
Gross tax unrealized depreciation	(11,100,881)
Net tax unrealized appreciation (depreciation)	79,902,466
Undistributed ordinary income	—
Undistributed long-term capital gain	6,335,167
Total distributable earnings	6,335,167
Other accumulated gain (loss)	(1,525,734)
Total accumulated gain (loss)	$84,711,899

(1) The difference between book and tax-basis cost of investments was attributable primarily to the treatment of wash sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Loan activity for the six months ended March 31, 2020, was as follows:

Maximum available credit	$20,000,000
Largest amount outstanding on an individual day	—
Average daily loan outstanding	—
Credit facility outstanding as of March 31, 2020	—
Average interest rate	—

Interest expense for the six months ended March 31, 2020 is disclosed in the Statement of Operations, if applicable.

NOTE 7 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended March 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/19 – 3/31/20).

Actual Expenses

The first line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, investment advisory fees, fund accounting, fund administration, custody and transfer agent fees. However, the example does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCM SMALL CAP GROWTH FUND

EXPENSE EXAMPLE For the Six Months Ended March 31, 2020 (Unaudited) (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/19	3/31/20	10/1/19 – 3/31/20(1)
Actual	$1,000.00	$ 796.40	$4.18
Hypothetical (5% return
before expenses)	1,000.00	1,020.35	4.70

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.93% multiplied by the average account value over the period multiplied by 183/366 (to reflect one-half year period).

TCM SMALL CAP GROWTH FUND

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 536-3230 or by accessing the Fund’s website at www.tyghcap.com/mutual-fund. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ending June 30 is available without charge, upon request, by calling (800) 536-3230 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Beginning June 1, 2020, monthly portfolio disclosures will be filed quarterly with the SEC on Part F of Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund will reduce the number of duplicate prospectuses, proxy statements and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Please call the Transfer Agent toll free at (800) 536-3230 to request individual copies of these documents. The Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 536-3230. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.tyghcap.com/mutual-fund.

TCM SMALL CAP GROWTH FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•   Information we receive about you on applications or other forms;

•   Information you give us orally; and

•   Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Tygh Capital Management, Inc.
1211 SW Fifth Avenue, Suite 2100
Portland, Oregon 97204

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

Legal Counsel
Sullivan & Worchester, LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
(800) 536-3230

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

TCM Small Cap Growth Fund
Symbol – TCMSX
CUSIP – 742935455

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR Filing.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                          Professionally Managed Portfolios

By (Signature and Title)                      /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date     June 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Elaine E. Richards
              Elaine E. Richards, President/Principal Executive Officer

Date     June 9, 2020

By (Signature and Title)*                   /s/ Aaron J. Perkovich
              Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date     June 9, 2020

* Print the name and title of each signing officer under his or her signature.